Eos Energy Enterprises Appoints Nathaniel Fick to Board of Directors PITTSBURGH, PA, March 26, 2026 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), an American energy company and the leading innovator in designing, sourcing, manufacturing, and providing zinc-based battery energy storage systems (BESS), today announced the appointment of Nathaniel (Nate) Fick to its Board of Directors as an independent Common Class III director, effective March 24, 2026. Fick brings extensive leadership experience spanning national security, technology, cybersecurity, artificial intelligence (AI), and complex infrastructure—capabilities increasingly relevant as energy storage becomes embedded in critical grid operations. Fick currently serves as Chief Strategy Officer for Equities and Senior Managing Director at Cerberus Capital Management. Before his current role, Fick served as the inaugural U.S. Ambassador-at-Large for Cyberspace & Digital Policy from 2023-2025, where he led U.S. international engagement on cybersecurity, digital infrastructure, and emerging technologies. Prior to his government service, he was Chief Executive Officer of cybersecurity company Endgame and oversaw its integration into Elastic following its acquisition. He has also served as an operating partner at Bessemer Venture Partners for eight years. Earlier in his career, Fick served as a U.S. Marine Corps infantry and reconnaissance officer, including combat deployments in Afghanistan and Iraq, and is the author of the New York Times bestselling memoir One Bullet Away. “Board composition matters, particularly as Eos continues to operate in increasingly complex and high-consequence operating environments,” said Joe Nigro, Chairman of the Board of Directors. “Nate’s experience in national security, cybersecurity and AI, technology leadership, and infrastructure-centric organizations adds meaningful depth to the Board. His perspective will support rigorous oversight, informed decision-making, and strong governance as the Company continues to execute its strategy.” “Nate has operated in environments where performance, resilience, and execution are required under real-world constraints,” said Joe Mastrangelo, Eos Chief Executive Officer. “As Eos continues to scale and execute against long-term customer commitments, delivering infrastructure reliably and securely becomes increasingly critical. His experience leading through complexity and mission-critical systems strengthens the Board’s ability to guide the Company through its next phase of growth and execution.” “Energy infrastructure is increasingly digital, interconnected, and consequential,” said Fick. “Eos is focused on building systems designed for durability and performance at scale. I look forward to supporting the Board and management team as they work to strengthen grid reliability and execute on the Company’s long-term strategy.”

2 About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours) and provides customers with significant operational flexibility to cost effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and the information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions

3 and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.